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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2004

                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                   000-07258                  23-1721355
       ------------                   ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

      450 WINKS LANE, BENSALEM, PA                                 19020
      ----------------------------                                 -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On October 5, 2004, the Company issued a press release announcing that it is scheduled to participate in the KeyBanc Capital Markets 2004 Consumer Growth Conference on Wednesday, October 6, 2004. The text of the press release and information excerpted from the Company's slide presentation for the conference follows (the URLs referenced below are inactive textual references only, and the information set forth therein is expressly not incorporated by reference in this Report):

  CHARMING SHOPPES TO PARTICIPATE IN THE KEYBANC CAPITAL MARKETS 2004 CONSUMER
        GROWTH CONFERENCE ON OCTOBER 6, 2004; REAFFIRMS EARNINGS OUTLOOK

Bensalem, PA, October 5, 2004 - Charming Shoppes, Inc. (NASDAQ:CHRS) a leading retail apparel chain specializing in women's plus-size apparel, is scheduled to participate in the KeyBanc Capital Markets 2004 Consumer Growth Conference on Wednesday, October 6, 2004.

Eric M. Specter, Executive Vice President and Chief Financial Officer, Steven R. Wishner, Sr. Vice President of Treasury, Investor Relations and Business Development, and Gayle M. Coolick, Director of Investor Relations, will represent Charming Shoppes at the conference. The Company's slide presentation will be available on the Company's corporate website, at http://www.charmingshoppes.com/investors/manage/index.asp.

The Company also reaffirmed its earnings projections for the remainder of the fiscal year ending January 29, 2005. For the fiscal year ending January 29, 2005, the Company has reaffirmed projections for diluted earnings per share in the range of $0.56 - $0.58. For the third quarter ending October 30, 2004, the Company has reaffirmed projections for diluted earnings per share in the range of $0.03 - $0.04.

Charming Shoppes, Inc. operates 2,238 stores in 48 states under the names LANE BRYANT(R), FASHION BUG(R), FASHION BUG PLUS(R), and CATHERINES PLUS SIZES(R). Please visit www.charmingshoppes.com for additional information about Charming Shoppes, Inc.

The Company's presentation will contain certain forward-looking statements concerning the Company's operations, performance, and financial condition. These forward-looking statements include statements regarding future performance, sales, expenses, gross margin, capital expenditures, earnings per share, store openings and closings, and other matters. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to achieve successful integrations, failure to successfully implement the cost reduction program, failure to successfully implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow to the Company's retail stores from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT:          Gayle M. Coolick
                  Director of Investor Relations
                  215-638-6955

(End of Press Release)

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The following information is excerpted from the Company's slide presentation for the conference:


2004 FINANCIAL PLAN

     o    $2.37 Billion In Sales, An Increase Of 4%

     o +Low Single Digit Same Store Sales, Benefiting From Improved Merchandise Assortments

     o    Gross Profit Expansion Of 130 - 150 Basis Points

     o    Benefiting From Improved Inventory Turnover And Product Mix

     o    Net Income Of Approximately $70 Million

     o    An Improvement Of Approximately 70% Over 2003*

     o    EPS Of $0.56 - $0.58, Versus $0.35 In 2003*

     o    Generate Free Cash Flow* Of Approximately $55 Million

* 2003 Net Income And Net Income Per Share Include $11.5 Million Pre-tax Expense (or $0.06 per diluted share) Related To Cost Reduction Plan. Please Refer To http://ir.thomsonfn.com/InvestorRelations/Pubmultimedia.aspx?partner=5428 For A
Reconciliation Of GAAP To Non-GAAP Financial Measures And Calculation For Free Cash Flow.


LONG-TERM FINANCIAL GOALS

     o Our Goal - To Double Our 2003 Operating Margins Over The Long-Term (3 to 4 Years) To 6% - 7%

     o    Increasing Gross Margin in All Brands

     o    Expansion In Direct Channel, Including E-Commerce And Catalog

     o Leverage Corporate Resources Across All Brands, Resulting In Improved Efficiency

     o Strong Liquidity From Internally Generated Free Cash Flow and Bank Credit Line To Support Growth Initiatives




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHARMING SHOPPES, INC.
                                             ----------------------
                                                  (Registrant)

Date October 5, 2004
                                               /S/ERIC M. SPECTER
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                                            Executive Vice President
                                             Chief Financial Officer